Annual Report

U.S. Bond Index Fund

October 31, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

U.S. Bond Index Fund

o Bonds were virtually the only bright spot for investors in the aftermath of the September 11 attacks.

o The Federal Reserve's relentless easing of monetary policy created a favorable bond environment.

o The fund, which seeks to replicate the performance of the Lehman Brothers U.S. Aggregate Index, returned 7.53% and 12.11% for the past six and 11 months (since inception), respectively.

o Led by Treasury securities, high-quality bonds posted the strongest returns.

o Continued economic malaise and further Fed interest rate cuts augur well for bond performance in the months ahead.

REPORTS ON THE WEB

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Fellow Shareholders

Strong bond market performance was about the only good news for investors in the past six months, a period that will always be remembered for the shattering events of September 11. The fragile U.S. economy and need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term interest rates five times during the period and again in early November, bringing the federal funds target rate to a 40-year low of 2%.

30-Year        5-Year            2-Year            6-Month
               Treasury Bond     Treasury Note     Treasury Bill   Treasury Bill
11/30/00       5.66              5.52              5.71            6.18
               5.46              4.98              5.09            5.68
1/31           5.50              4.77              4.57            4.80
               5.31              4.65              4.39            4.67
               5.44              4.56              4.18            4.09
4/30           5.79              4.88              4.27            3.95
               5.75              4.91              4.18            3.56
               5.76              4.95              4.24            3.64
7/31           5.52              4.53              3.79            3.46
               5.37              4.38              3.63            3.29
               5.42              3.80              2.85            2.35
10/31/01       4.87              3.47              2.42            1.94

     In contrast to the steady decline in short-term rates, rates on long-term Treasury bonds had fluctuated in a narrow range for most of the year (see chart), leading to an increasing disparity between short- and long-term interest rates-a steepening yield curve. At the very end of October, however, the Treasury shook up this pattern by announcing a suspension of 30-year Treasury bond issuance. Investors rushed to lock in the existing supply of bonds, pushing the long bond's yield below 5%-a level not reached since late 1998.

     Against  this  background  of falling  rates and a weak  economy,  the fund provided strong returns that modestly trailed the benchmark. These differences between fund and index returns are due in part to expenses (30 basis points on an annual basis), which the index lacks. In addition, some differences can arise from the strategy we use to try to match index results (before fund expenses). Because the index contains approximately 5,000 securities, we invest in a sample of the bonds in the index, attempting to replicate the sectors it represents without incurring the substantial expenses of owning all the bonds. Within each sector, we select bonds that we believe collectively represent the key characteristics of the index's bonds, such as interest rate sensitivity, credit quality, and diversification.

Performance Comparison
--------------------------------------------------------------------------------

                                                                      Since
                                                                  Inception
  Periods Ended 10/31/01                   6 Months                11/30/00
  ------------------------------------------------------------------------------

  U.S. Bond Index Fund                         7.53%                  12.11%
  Lehman Brothers
  U.S. Aggregate Index                         7.85                   12.72


PERFORMANCE REVIEW

     Virtually all sectors of the bond market represented in the index performed well during the past six months, as falling interest rates boosted bond prices. However, some did better than others, as shown in the next table. Treasury notes and bonds, the third-largest component of the index, were the leaders for the period as the deteriorating economy prompted nervous investors to seek the gilt-edged credit of government obligations. A spillover of this effect also aided high-quality debt of other government agencies. Investment-grade corporate bonds, the index's second-largest component, were close behind in performance among major sectors.
     (Commercial mortgage-backed securities were very strong but are a tiny component of the index.) The flight to quality was evident in the corporate sector, where investors strongly favored the highest-rated securities (AAA and AA). Bonds issued by financial services companies fared particularly well as falling interest rates enhanced their earnings prospects. Utility bonds rebounded from earlier weakness related to California's energy crisis.

Bond Market Returns
--------------------------------------------------------------------------------

6 Months Ended 10/31/01                                  Total Return
--------------------------------------------------------------------------------

U.S. Treasury Securities                                         9.35%

U.S. Government Agency Securities                                8.45

U.S. Corporate Investment-Grade Bond                             7.73

Asset-Backed Securities                                          7.73

Mortgage-Backed Securities                                       6.58

Commercial Mortgage-Backed Securitie                             9.03


Source: Lehman Brothers indexes


     The largest sector in the index, U.S. government mortgage-backed securities, posted the weakest (though still respectable) results as a rising tide of homeowners took advantage of declining rates to refinance their mortgages. The resulting increase in prepayments of existing mortgages typically dims the appeal of mortgage-backed securities for two reasons: investors may have difficulty replacing the lost income with securities of comparable quality, and they may suffer a capital loss if their securities had originally been purchased at a premium (price over par value).

Security Diversification
--------------------------------------------------------------------------------

     Percent of Net Assets

     U.S. Government Mortgage-Backed S                               33

     Corporate Notes and Bonds                                       28

     U.S. Treasury Obligations                                       25

     Other U.S. Government Agency Obli                               12

     Other                                                            2


PORTFOLIO HIGHLIGHTS

     Like the index, the fund's mix of maturities was heavily weighted toward those under 10 years. Two-thirds of all holdings matured in less than five years and 88% within 10 years, for a weighted average maturity of 6.1 years. Since prices of long-term bonds fluctuate more sharply with interest rate changes than prices of short-term bonds, a fund's average maturity helps an investor gauge price risk.

     An even better measure of a bond's potential price risk is "duration," which takes into account the income stream a bond provides as well as the ultimate maturity date when it is redeemed for face value. The fund's average duration of 4.1 years was in line with that of the index and was shorter than six months ago due to rising mortgage prepayments. A duration of 4.1 means that the fund's share price can be expected to rise approximately 4.1% for each one percentage point drop in interest rates, and vice versa.

Quality Diversification
--------------------------------------------------------------------------------

     Percent of Net Assets

     AAA                                                             74

     AA                                                               5

     A                                                               13

     BBB                                                              8


     The fund's quality diversification, shown in the chart, mirrors that of the Lehman index. AAA rated bonds composed nearly three-quarters of the portfolio at period end and included all Treasury and U.S. government mortgage-backed securities. The highest-rated bonds (AAA and AA) have provided the strongest returns since the fund's inception 11 months ago. Average credit quality remained unchanged from our last report at AAA-.


OUTLOOK

     In the aftermath of September 11, economic growth is likely to slow even more than anticipated in the U.S. and globally. In response, we expect the Federal Reserve to persevere in lowering interest rates to arrest the decline and spur a turnaround. The combination of weak or no growth, very low inflation, and stimulative Fed policy should extend the present favorable environment for investment-grade bonds into the months ahead.

     Respectfully submitted,


     Edmund M. Notzon III
     Chairman of the fund's Investment Advisory Committee
     November 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                            4/30/01                10/31/01


  Price Per Share                           $ 10.17                 $ 10.63

  Dividends Per Share
     For 6 months ***                          0.25                    0.30

     For 11 months                             --                      0.55

  30-Day Dividend Yield *                      5.82%                   5.48%

  30-Day Standardized Yield to                 5.61                    4.98

  Weighted Average Maturity (y                  7.4                     6.1

  Weighted Average Effective D                  4.7                     4.1

  Weighted Average Quality **                  AAA-                    AAA-

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**      Based on T. Rowe Price research.
*** For the period ending 4/30/01, the dividend is for 5 months, from the inception of the fund.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                       Lehman Bros.                     UBX

     11/30/00                                 10000                   10000

     10/31/01                                 11272                   11211


Total Return
--------------------------------------------------------------------------------

                                              Since               Inception

     Period Ended 10/31/01                Inception                    Date
     ---------------------------------------------------------------------------

     U.S. Bond Index Fund                     12.11%               11/30/00


     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                               11/30/00
                                                                Through
                                                               10/31/01

  NET ASSET VALUE

  Beginning of period                                           $ 10.00

  Investment activities
     Net investment income (loss)                                  0.55

     Net realized and
     unrealized gain (loss)                                        0.63

     Total from
     investment activities                                         1.18

  Distributions
     Net investment income                                        (0.55)

  NET ASSET VALUE
  End of period                                                 $ 10.63
                                                                -------

  Ratios/Supplemental Data
  Total return(diamond)                                           12.11%

  Ratio of total expenses
  to average net assets                                          0.30%!

  Ratio of net investment
  income (loss) to average

  net assets                                                     5.74%!

  Portfolio turnover rate                                        83.9%!
  Net assets, end of period
  (in thousands)                                                $48,814


(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming
            reinvestment of all distributions.
        !   Annualized (diamond) Total Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
        !   Based on T. Rowe Price research.
        *   For the period ending 4/30/01, the dividend is for 5 months, from the inception of the fund. The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Statement of Net Assets                                 Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

  CORPORATE BONDS AND NOTES 25.7%

  Aerospace & Defense 0.5%

  Boeing Capital,
  Sr. Notes, 6.10%, 3/1/11                  $   100                 $   102

  Lockheed Martin,
  Sr. Notes, 8.50%, 12/1/29                     100                     122

                                                                        224

  Airlines 0.2%

  Continental Airlines,
  7.568%, 12/1/06                               100                      71

                                                                         71

  Automobiles and Related 1.9%

  DaimlerChrysler, Sr. Notes,
     7.25%, 1/18/06                             100                     103

  Ford Motor Credit Sr. Notes
     6.50%, 1/25/07                             300                     300

     7.20%, 6/15/07                             100                     103

  General Motors Sr. Notes
     7.00%, 6/15/03                             100                     104

     7.20%, 1/15/11                             100                     101


  General Motors Acceptance
  Corp., 6.75%, 1/15/06                         200                     205

                                                                        916

  Banking 3.3%

  Abbey National, MTN,
     6.69%, 10/17/05                            100                     107

  ABN Amro Bank, Sr. Sub.
     Notes, 7.125%, 6/18/07                     100                     111

  Banc One, Sr. Sub.
     Notes, 7.00%, 7/15/05                      100                     107

  Bank of America
     Sr. Notes, 7.875%, 5/1                     100                     111

     Sr. Sub. Notes, 7.40%,                     100                     110

  Capital One Bank, Sr.
     Notes, 6.875%, 2/1/06                      100                     100

  Citigroup, Sr. Sub.
     Notes, 7.25%, 10/1/10                      200                     222

  First Union, Sr.
     Notes, 7.55%, 8/18/05                      100                     110

  FleetBoston Financial, Sr.
     Notes, 7.25%, 9/15/05                      100                     109

  HSBC Holdings, Sr.  Sub.
     Notes, 7.50%, 7/15/09                      100                     111

  JP Morgan Chase, Sr.
     Notes, 5.75%, 2/25/04                      100                     105

  MBNA, Sr. Notes,
     6.50%, 6/20/06                             100                     102

  Mellon Financial, Sr.
     Notes, 5.75%, 11/15/03                     100                     105

  PNC Bank, Sr. Sub.
     Notes, 7.875%, 4/15/05                     100                     110

                                                                      1,620

  Beverages 0.2%

  Anheuser-Busch, Sr.
     Notes, 7.55%, 10/1/30                  $   100                 $   118

                                                                        118

  Cable Operators 0.4%

  Clear Channel Communications,
     Sr. Notes, 7.25%, 9/15/03                  100                     104

  Comcast Cable Communications,
     Sr. Notes, 6.375%, 1/30/06                 100                     104

                                                                        208

  Canadian Government and Municipalities 1.2%

  Government of Canada, Sr.
     Notes, 6.75%, 8/28/06                      100                     112

  Hydro Quebec, Sr.
     Notes, 7.50%, 4/1/16                       100                     118

  Ontario Province of Canada,
     Sr. Notes, 6.00%, 2/21/06                  100                     107

  Province of Manitoba, Sr.
     Notes, 7.50%, 2/22/10                      100                     118


  Quebec Province of Canada,
     Sr. Notes, 7.50%, 9/15/29                  100                     119
                                                                        574

  Computer Service & Software 0.3%

  IBM, Sr. Notes,
     8.375%, 11/1/19                            100                     121

                                                                       121

  Diversified Chemicals 0.2%

  Du Pont, Sr. Notes,
     6.75%, 10/15/04                            100                     108

                                                                        108

  Drugs 0.5%

  American Home Products, Sr.
     Notes, 7.90%, 2/15/05                      100                     109

  Eli Lilly, Sr. Notes,
     7.125%, 6/1/25                             100                     111

                                                                        220
  Electric Utilities 3.5%

  Calpine, Sr. Notes,
     8.50%, 2/15/11                             200                     207

  Cleveland Electric Illuminating,
     1st Mortgage,
     7.88%, 11/1/17                             100                     104

  Consolidated Edison, Sr.
     Notes, 7.50%, 9/1/10                       100                     109

  Exelon, Sr. Notes,
     (144a), 6.95%, 6/15/11                     200                     209

  National Rural Utilities
     Cooperative Finance,
     6.00%, 5/15/06                             100                     105

  Niagara Mohawk Power, 1st Mortgage,
     8.00%, 6/1/04                              100                     108

  PPL Electric Utilities,
     6.25%, 8/15/09                             100                     104

  PPL Energy Supply, Sr.
     Notes, (144a),
     6.40%, 11/1/11                             100                      99

  Progress Energy, Sr.
     Notes, 7.10%, 3/1/11                       100                     108

  PSEG Power, Sr. Notes,
     (144a), 8.625%, 4/15/31                    200                     239

  Sempra Energy, Sr.
     Notes, 6.80%, 7/1/04                       100                     104

  Texas Utilities Electric,
     1st Mortgage,
     6.75%, 3/1/03                              100                     104

  Virginia Electric & Power, Sr.
     Notes, 5.75%, 3/31/06                      100                     104

                                                                      1,704

  Entertainment and Leisure 0.2%

     Viacom, Sr. Notes,
     7.70%, 7/30/10                         $   100                 $   111

                                                                        111

  Exploration and Production 0.2%

     Enron Oil & Gas, Sr.
     Notes, 6.00%, 12/15/08                     100                     100
                                                                        100

  Finance and Credit 1.3%

     CIT Group, Sr. Notes,
     7.375%, 3/15/03                            100                     105

  Countrywide Home Loan, Sr.
     Notes, 5.50%, 8/1/06                       100                     102

  General Electric Capital, Sr. Notes,
     7.25%, 5/3/04                              100                     111

  Heller Financial, Sr. Notes,
     7.875%, 5/15/03                            100                     107

  Household Finance, Sr. Notes,

  Norwest Financial, Sr. Notes,
     7.60%, 5/3/05                              100                     109

                                                                        645

  Food Processing 0.2%

  Unilever Capital, Sr. Notes,
     6.875%, 11/1/05                            100                     109

                                                                        109

  Food/Tobacco 0.2%

  Philip Morris, Sr. Notes,
     7.625%, 5/15/02                            100                     102

                                                                        102

  Foreign Government
  and Municipalities 1.4%

  European Investment Bank, Sr. Notes,
     4.75%, 4/26/04                             100                     104

  Intermediate American
  Development Bank, Sr. Notes
     7.375%, 1/15/10                            100                     116

  National Bank For
  Reconstruction & Development, Sr. Notes
     6.625%, 8/21/06                            100                     110

  Republic of Italy, Sr. Notes,
     7.25%, 2/7/05                              100                     110

  Republic of South Korea, Sr. Notes,
     8.875%, 4/15/08                            100                     117

  United Mexican States, Sr. Notes,
     9.875%, 2/1/10                             100                     111

                                                                        668

  Gas & Gas Transmission 0.2%

  Williams, Sr. Notes,
     7.625%, 7/15/19                            100                     102

                                                                        102

  Insurance 0.2%

  American General, Sr. Notes,
     7.50%, 8/11/10                             100                     112

                                                                        112


  Investment Dealers 0.9%

  Goldman Sachs, Sr. Notes,
     7.35%, 10/1/09                         $   100                 $   109

  Lehman Brothers, Sr. Sub. Notes,
     7.625%, 6/1/06                             100                     110

  Merrill Lynch, Sr. Notes,
     6.00%, 11/15/04                            100                     105

  Morgan Stanley Dean Witter, Sr. Notes,
     6.75%, 4/15/11                             100                     105

                                                                        429

  Long Distance 0.8%

  AT&T Liberty Media, Sr. Notes,
     6.00%, 3/15/09                             200                     194

  Sprint Capital
    Sr. Notes

     6.90%, 5/1/19                              100                      93

     7.125%, 1/30/06                            100                     105

                                                                        392

  Manufacturing 0.7%

  Dover, Sr. Notes,
     6.50%, 2/15/11                             100                     106

  Honeywell, Sr. Notes,
     6.875%, 10/3/05                            100                     106

  Tyco, Sr. Notes,
     6.25%, 6/15/03                             100                     104

                                                                        316

  Media and Communications 0.6%

  AOL Time Warner, Sr. Notes,
     7.625%, 4/15/31                            100                     105

  Cox Communications, Sr. Notes,
     7.75%, 11/1/10                             100                     110

  News America, Sr. Notes,
     7.25%, 5/18/18                             100                      94

                                                                        309

  Metals 0.2%

  Alcoa, Sr. Notes,
     7.375%, 8/1/10                             100                     112

                                                                        112

  Metals and Mining 0.2%

  Phelps Dodge, Sr. Notes,
     8.75%, 6/1/11                              100                      92

                                                                         92

  Paper and Paper Products 0.2%

  International Paper, Sr. Notes,
     8.00%, 7/8/03                              100                     106

                                                                        106

  Petroleum 1.1%

  Conoco, Sr. Notes,
     5.90%, 4/15/04                             100                     104

  Conoco Funding, Sr. Notes,
     6.35%, 10/15/11                            100                     102

  Occidental Petroleum, Sr. Notes,
     8.45%, 2/15/29                             100                     114

  Pemex Finance,
     9.14%, 8/15/04                             100                     107

  Petrobras, Sr. Notes, (144a)
     9.875%, 5/9/08                             100                     105

                                                                        532

  Railroads 0.5%

  CSX, Sr. Notes,
     7.25%, 5/1/04                          $   100                 $   108

  Norfolk Southern, Sr. Notes,
     8.375%, 5/15/05                            100                     110

                                                                        218

  Real Estate 0.2%

  Simon Property, Sr. Notes,
     7.375%, 1/20/06                            100                     105

                                                                        105

  Retail 0.6%

  Federated Department Stores, Sr. Notes,
     6.30%, 4/1/09                              100                      97

  Sears Roebuck Acceptance Corp., Sr. Notes,
     7.00%, 2/1/11                              100                     103

  Wal-Mart, Sr. Notes,
     6.875%, 8/10/09                            100                     111

                                                                        311

  Savings and Loan 0.2%

  Washington Mutual, Sr. Sub. Notes,
     8.25%, 4/1/10                              100                     114

                                                                        114

  Supermarkets 0.9%

  Delhaize America, Sr. Notes, (144a),
     8.125, 4/15/11                             300                     337

  Kroger, Sr. Notes,
     7.625%, 9/15/06                            100                     111

                                                                        448

  Telephones 1.7%

  Bellsouth, Sr. Notes,
     5.00%, 10/15/06                            100                     101

  Bellsouth Capital Funding, Sr. Notes,
     7.875%, 2/15/30                            100                     115

  Deutsche Telekom, Sr. Notes,
     8.00%, 6/15/10                             100                     111

  France Telecom, Sr. Notes, (144a),
     7.20%, 3/1/06                              100                     107

  Royal KPN, Sr. Notes,
     8.375%, 10/1/30                            100                      77

  SBC Communications, Sr. Notes,
     5.75%, 5/2/06                              100                     105

  U.S. West Communications, Sr. Notes,
     7.20%, 11/1/04                             100                     104

  Verizon Global Funding, Sr. Notes,
     7.25%, 12/1/10                             100                     109

                                                                        829

  Retail - General Department 0.2%

  May Department Stores, Sr. Notes,
     7.15%, 8/15/04                             100                     107

                                                                        107

  Wireline Communications 0.6%

  Telefonica Europe, Sr. Notes,
     7.35%, 9/15/05                             100                     107


  Worldcom
  Sr. Notes
     7.50%, 5/15/11                         $   100                 $   103

     8.25%, 5/15/31                             100                     102



  Total Corporate Bonds
  and Notes (Cost $12,100)                                           12,565


  ASSET-BACKED SECURITIES 1.7%

  Auto-Backed 0.2%

  BMW Vehicle Owner Trust,
     6.54%, 4/25/04                             100                     103

                                                                        103

  Credit Card-Backed 1.5%

  American Express,
     7.20%, 9/17/07                             100                     111

  Chemical Master Credit Card Trust,
     5.98%, 9/15/08                             100                     107

  Citibank Credit Card Master Trust,
     6.05%, 1/15/10                             100                     107

  MBNA Credit Card Master Trust,
     5.75%, 10/15/08                            100                     106

  MBNA Master Credit Card Trust II,
     6.55%, 1/15/07                             160                     173

  Sears Credit Account Master Trust,
     5.25%, 10/16/08                            100                     104

                                                                        708

  Total Asset-Backed
  Securities (Cost $773)                                                811


  NON-U.S. GOVERNMENT MORTGAGE-BACKED


  SECURITIES 1.1%

  Commercial Mortgage-Backed 1.1%

  GE Capital Commercial Mortgage, CMO

     6.079%, 10/15/10                            98                     103

     6.531%, 3/15/11                            150                     160

  JP Morgan Chase, CMO

     6.26%, 3/15/33                             125                     131

     7.371%, 8/15/32                            125                     138

  Total Non-U.S. Government
  Mortgage-Backed
  Securities (Cost $503)                                                532


  U.S. GOVERNMENT
  MORTGAGE-BACKED

  SECURITIES 33.2%

  U.S. Government Agency Obligations 22.5%

  Federal Home Loan Mortgage

     6.00%, 12/1/13                         $   384                 $   397

     6.50%, 4/1/16 - 7/1/31                   1,674                   1,729

     7.50%, 4/1/15                              130                     137

     TBA, 5.50%, 12/1/31                        448                     445

  Federal National
  Mortgage Assn.

     5.50%, 5/1/14 - 5/1/16                     294                     298

     6.00%, 7/1/29 - 3/1/31                     343                     348

     6.50%, 4/1/15 - 8/1/31                   3,395                   3,496

     7.00%, 2/1/24 - 7/1/31                   1,566                   1,633

     7.50%, 10/1/25 - 4/1/31                  1,851                   1,940

     8.00%, 3/1/31                              347                     366

     TBA, 6.00%, 1/1/16                         200                     205

                                                                     10,994

  U.S. Government Guaranteed
  Obligations 10.7%

  Government National
  Mortgage Assn.

    I                                            x                       x
     5.50%, 7/15/14                              93                      95

     6.00%, 12/15/28                            429                     436

     6.50%, 5/15/16 - 3/15/31                   916                     954

     7.00%, 3/15/13 - 12/15/28                  684                     722

     7.50%, 11/15/12 - 9/15/29                1,875                   1,985

     8.00%, 10/15/23 - 1/15/26                  600                     640

    II

     6.00%, 3/20/31                             398                     403

                                                                      5,235

  Total U.S. Government Mortgage-Backed
  Securities (Cost $15,714)                                          16,229

  U.S. GOVERNMENT OBLIGATIONS/
  AGENCIES 37.4%

  U.S. Government Agency Obligations 12.6%

  Federal Home Loan Mortgage

     5.125%, 2/26/02                            200                     202

     5.25%, 2/15/04                             800                     841

  Federal Home Loan Mortgage

     6.00%, 6/15/11                             300                     325

     6.25%, 7/15/04                         $   250                 $   270

     6.375%, 11/15/02                           450                     469

     6.875%, 7/18/02 - 9/15/10                  300                     333

     7.00%, 7/15/05                           1,170                   1,304

  Federal National Mortgage Assn.

     5.50%, 3/15/11                              50                      52

     5.75%, 4/15/03                             300                     314

     6.00%, 5/15/08 - 5/15/11                   950                   1,030

     6.25%, 5/15/29                             575                     619

     6.75%, 8/15/02                             200                     207

     7.25%, 1/15/10                             150                     175

                                                                      6,141

  U.S. Treasury Obligations 24.8%

  U.S. Treasury Bonds

     5.25%, 2/15/29                             860                     891

     5.375%, 2/15/31                            200                     215

     6.00%, 2/15/26                             800                     903

     6.25%, 8/15/23                             660                     762

     7.25%, 5/15/16                             200                     249

     9.875%, 11/15/15                           450                     681

  U.S. Treasury Notes

     4.25%, 11/15/03                          1,000                   1,035

     5.00%, 2/15/11                             200                     211

     5.50%, 2/15/08                             100                     109

     5.625%, 2/15/06                            460                     499

     5.75%, 10/31/02 - 8/15/10                2,360                   2,493

     5.875%, 11/15/04                           960                   1,040

     6.25%, 2/15/07                             700                     784

     6.375%, 1/31/02                            510                     515

     6.50%, 8/15/05 - 2/15/10                   660                     753

     6.625%, 5/15/07                            610                     696

     6.875%, 5/15/06                            260                     296

                                                                     12,132

  Total U.S. Government
  Obligations/Agencies
  (Cost $17,325)                                                     18,273



  Money Market Funds 1.8%

  T. Rowe Price Reserve
  Investment Fund, 3.07%                        854                     854


  Total Money
  Market Funds (Cost $854)                                              854

  Total Investments in Securities

  100.9% of Net Assets
  (Cost $47,269)                                                    $49,264

  Other Assets Less
  Liabilities                                                          (450)

  NET ASSETS                                                        $48,814
                                                                    -------

  Net Assets Consist of:

  Undistributed net
  investment income (loss)                                          $    12

  Undistributed net
  realized gain (loss)                                                   39

  Net unrealized
  gain (loss)                                                         1,995

  Paid-in-capital applicable
  to 4,592,001 shares
  of $0.0001 par
  value capital stock
  outstanding; 1,000,000,000
  shares authorized                                                 $46,768
                                                                    -------

  NET ASSETS                                                         48,814

  NET ASSET VALUE PER SHARE                                         $ 10.63
                                                                    -------


           #      Seven-day yield
         CMO      Collateralized Mortgage Obligation
         MTN      Medium Term Note
         144a     Security was purchased pursuant to Rule 144a under the
                  Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 2.2% of net assets.


        The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                               11/30/00
                                                                Through
                                                               10/31/01

  Investment Income (Loss)

  Interest income                                                 1,713

  Expenses
     Investment management
     and administrative                                              83

  Net investment income (loss)                                    1,630

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                             42

  Change in net unrealized gain (loss)                            1,995

  Net realized and unrealized gain (loss)                         2,037


  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                          3,667


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                               11/30/00
                                                                Through
                                                               10/31/01

  Increase (Decrease) in Net Assets

  Operations
     Net investment income                                      $ 1,630

     Net realized gain (loss)                                        42

     Change in net unrealized
     gain (loss)                                                  1,995

     Increase (decrease) in net
     assets from operations                                       3,667

  Distributions to shareholders

     Net investment income                                       (1,630)

  Capital share transactions*

     Shares sold                                                 67,205

     Distributions reinvested                                     1,067

     Shares redeemed                                            (21,598)

     Redemption fees received                                         3

     Increase (decrease) in
     net assets from capital

     share transactions                                          46,677

     Net Assets

     Increase (decrease)
     during period                                               48,714

     Beginning of period                                            100

     End of period                                              $48,814
                                                                -------

     *Share information

     Shares sold                                                  6,595

     Distributions reinvested                                       103

     Shares redeemed                                             (2,116)


  Increase (decrease) in
  shares outstanding                                              4,582


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Bond Index Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 2000. The fund seeks to match the performance of the U.S. investment-grade bond market.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in domestic securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide-Audit if Investment Companies (the guide), which will be adopted by the fund as of November 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized has amortization been in effect from purchase date of each holding. This adjustment will have no effect on the fund's net assets or result of operations.

     Redemption Fees The fund assesses a 0.5% fee on redemptions of fund shares held less than 6 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $15,760,000 and $2,468,000, respectively, for the period ended October 31, 2001. Purchases and sales of U.S. government securities aggregated $54,420,000 and $21,250,000, respectively, for the period ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassification were made during the period ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment inco                           12,000

     Undistributed net realized gain                             (3,000)

     Paid-in-capital                                             (9,000)

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $47,269,000. Net unrealized gain aggregated $1,995,000 at period end, of which $2,043,000 related to appreciated investments and $48,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $71,000 was payable at October 31, 2001. The fee, computed daily and paid monthly, is equal to 0.30% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended October 31, 2001, totaled $44,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price U.S. Bond Index Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Bond Index Fund, Inc. (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001


T. Rowe Price U.S. Bond Index Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

     The T. Rowe Price U.S. Bond Index Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

     M. David Testa
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     William T. Reynolds
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     Calvin W. Burnett
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     Anthony W. Deering
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     Donald W. Dick, Jr.
     Affirmative:            3,501,290.327
     Withhold:                  15,526.933
     Total:                  3,516,817.260

     David K. Fagin
     Affirmative:            3,501,290.327
     Withhold:                  15,526.933
     Total:                  3,516,817.260

     F. Pierce Linaweaver
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260
     Hanne M. Merriman

     Affirmative:            3,501,290.327
     Withhold:                  15,526.933
     Total:                  3,516,817.260

     John G. Schreiber
     Affirmative:            3,501,290.327
     Withhold:                  15,526.933
     Total:                  3,516,817.260

     Hubert D. Vos
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     Paul M. Wythes
     Affirmative:            3,503,013.327
     Withhold:                  13,803.933
     Total:                  3,516,817.260

     James S. Riepe
     Affirmative:            3,501,290.327
     Withhold:                  15,526.933
     Total:                  3,516,817.260


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone Shareholder service representatives are available from 7 a.m. to midnight ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

     AUTOMATED 24-HOUR SERVICES

          Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

     ACCOUNT SERVICES

          Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield, U.S. Bond Index, and Emerging Markets Bond Funds).

          Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions. Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

     BROKERAGE  SERVICES*

          Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. To Open an Account Call a shareholder service representative for more information.

     INVESTMENT INFORMATION

          Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.
          T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective. Performance Update This quarterly report reviews recent market develop- ments and provides comprehensive performance information for the T. Rowe Price fund family.

          Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets. Detailed Investment Guides Our Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Readiness Guide, and Retirement Planning Kit can help you determine and reach your investment goals.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money


* Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.
The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides

          Minimum Required Distributions Guide

          Retirement Planning Kit

          Retirement Readiness Guide

          Tax Considerations for Investors


          Insights Reports

          The Challenge of Preparing for Retirement

          Financial Planning After Retirement

          The Roth IRA: A Review

          *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

     The Fundamentals of Investing

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


          INSIGHTS REPORTS

          General Information

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of  Preparing  for
          Retirement  Financial  Planning  After
                Retirement
          Getting  Started:  Investing  With Mutual
                Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund
                Investors

          Investment Strategies

          Conservative  Stock  Investing
          Dollar  Cost  Averaging
          Equity  Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          Types of Securities

          The Basics of International Stock
                Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income
                Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal
                Bonds
          Investing in Industry-Focused Stock
                Funds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology
                Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk"
                Bonds

          Brokerage Insights

          Combining Individual Securities With
                Mutual Funds
          Getting Started: An Introduction to
                 Individual Securities
          What You Should Know About Bonds
          What You Should Know About Margin
                and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks


T. Rowe Price Brokerage
--------------------------------------------------------------------------------

     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.*

          Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

          Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.



         * $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.


        For fund and account information
        or to conduct transactions,
        24 hours, 7 days a week
        By touch-tone telephone
        Tele*Access(registered trademark)  1-800-638-2587
        By Account Access on the Internet
        www.troweprice.com/access

        For assistance with your existing
        fund account, call:
        Shareholder Service Center
        1-800-225-5132

        To open a brokerage account
        or obtain information, call:
        1-800-638-5660

        For the hearing impaired, call:
        1-800-367-0763

        Internet address:
        www.troweprice.com

        Plan Account Lines for retirement
        plan participants:
        The appropriate 800 number appears
        on your retirement account statement.

        T. Rowe Price Associates
        100 East Pratt Street
        Baltimore, Maryland  21202

        This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

        Investor Centers:
        For directions, call 1-800-225-5132
        or visit our Web site at www.troweprice.com/investorcenters

        Baltimore Area
        Downtown
        105 East Lombard Street

        Owings Mills
        Three Financial Center
        4515 Painters Mill Road

        Boston Area
        386 Washington Street
        Wellesley

        Chicago Area
        1900 Spring Road, Suite 104
        Oak Brook

        Colorado Springs
        2260 Briargate Parkway

        Los Angeles Area
        Warner Center
        21800 Oxnard Street, Suite 270
        Woodland Hills

        New Jersey/New York Area
        51 JFK Parkway, 1st Floor
        Short Hills, New Jersey

        San Francisco Area
        1990 North California Boulevard, Suite 100
        Walnut Creek

        Tampa
        4200 West Cypress Street
        10th Floor

        Washington, D.C., Area
        Downtown
        900 17th Street N.W.
        Farragut Square

        Tysons Corner
        1600 Tysons Boulevard
        Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.       F134-050D  10/31/01